Ex-7k.
                                AMENDMENT NO. 11

                                     to the

                   VARIABLE ANNUITY GMIB REINSURANCE AGREEMENT

                             Effective March 1, 2005

                                     Between

               JACKSON NATIONAL LIFE INSURANCE COMPANY of NEW YORK
                               ("CEDING COMPANY")

                                       and

                        ACE TEMPEST LIFE REINSURANCE LTD.
                                  ("REINSURER")


Effective April 6, 2009, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that the Agreement will be amended to include new investment funds, show fund mergers and to add a new Guaranteed Minimum Death Benefit. To effect these changes, the following provision of this Agreement is hereby amended:

|X| Schedule B-1, Contracts Subject to this Reinsurance Agreement, Amendment # 9, is hereby replaced with the attached Schedule B-1

|X| Schedule B-2, Subaccounts Subject to this Reinsurance Agreement, Amendment # 10, is hereby replaced by the attached Schedule B-2.


Jackson National Life Insurance                ACE Tempest Life Reinsurance Ltd.
Company of New York


By   LISA C. DRAKE                          By  HUAN TSENG

Name Lisa C. Drake                          Name Huan Tseng

Title SVP & Chief Actuary                   Title SVP & Chief Pricing Officer

Date 3/20/09                                Date 3/17/09

                                  SCHEDULE B-1

             ANNUITY CONTRACTS Subject to this Reinsurance Agreement

Perspective II

     o    VA220NY replaced VA250NY 05/04 effective 10/4/2004.

     o    This product has two Contract options:

          o    Separate Account Investment Division option; and

          o    Fixed Account Option.


A)   Separate Account Investment Division Option

     o This option allows the Owner to allocate Premiums and earnings to one or more Investment Divisions of the Separate Account.

     o    JNLNY Separate Account I is used for this Contract.

     o The Separate Account invests in shares of one of the corresponding Funds of the underlying fund of the JNL Series Trust, JNL Variable Fund LLC, and JNLNY Variable Fund I LLC (see Schedule B-2).

B)   Guaranteed Minimum Income Benefits
Form Number     Policy Description
7452NY          FutureGuard - effective 5/3/2004
7485NY          FutureGuard - effective 5/2/2005
7485ANY         FutureGuard - effective 1/17/2006
7485ANY Unisex  FutureGuard - effective 1/17/2006
7551ANY         FutureGuard 6 - effective October, 2008
7551ANY Unisex  FutureGuard 6 - effective October, 2008


C)   Optional Benefits
Form Number     Policy Description
7349NY 04/03    Additional Free Withdrawal 20% of Premium
7343NY 04/03    Shortened W/D Charge Period (5 year)
7429NY          Shortened W/D Charge Period (3 year) - not available for
                contracts issued after 4/30/2006
7346NY 05/04    Premium Credit (4%)
7348NY 08/03    Premium Credit (2%)
7348NY 03/05    Premium Credit (2%)
7352NY 08/03    Premium Credit (3%)
7352NY 03/05    Premium Credit (3%)
7470NY          Death Benefit Option (Highest Anniversary Value)
7512NY          Death Benefit Option (Highest Anniversary Value) effective
                1/16/2007
7595NY          Death Benefit Option (Highest Anniversary Value) effective
                4/6/2009

 Perspective L Series

     o    VA210NY is an individual flexible premium variable and fixed annuity

A)   Separate Account Investment Division Option

     o This option allows the Owner to allocate Premiums and earnings to one or more Investment Divisions of the Separate Account.

     o    JNLNY Separate Account I is used for this Contract.

     o The Separate Account invests in shares of one of the corresponding Funds of the underlying fund of the JNL Series Trust, JNL Variable Fund LLC, and JNLNY Variable Fund I LLC (see Schedule B-2).

B) Guaranteed Minimum Income Benefits
Form Number     Policy Description
7485NY          FutureGuard
7485ANY         FutureGuard - effective 1/17/2006
7485ANY Unisex  FutureGuard - effective 1/17/2006
7551ANY         FutureGuard 6 - effective October, 2008
7551ANY Unisex  FutureGuard 6 - effective October, 2008


C)   Optional Benefits
Form Number     Policy Description
7346NY 05/04    Premium Credit (4%)
7348NY 08/03    Premium Credit (2%)
7348NY 03/05    Premium Credit (2%)
7352NY 08/03    Premium Credit (3%)
7352NY 03/05    Premium Credit (3%)
7381NY          Reduced Administration Charge
7470NY          Death Benefit Option (Highest Anniversary Value)
7512NY          Death Benefit Option (Highest Anniversary Value) effective
                1/16/2007
7595NY          Death Benefit Option (Highest Anniversary Value) effective
                4/6/2009

Perspective Advisors II

     o    VA410NY is an individual flexible premium variable and fixed annuity

A)   Separate Account Investment Division Option

     o This option allows the Owner to allocate Premiums and earnings to one or more Investment Divisions of the Separate Account.

     o    Separate Account I is used for this Contract.

     o The Separate Account invests in shares of one of the corresponding Funds of the underlying fund of the JNL Series Trust, JNL Variable Fund LLC, and JNLNY Variable Fund I LLC (see Schedule B-2).

B)   Guaranteed Minimum Income Benefits
Form Number     Policy Description
7485NY          FutureGuard
7485ANY         FutureGuard - effective 1/17/2006
7485ANY Unisex  FutureGuard - effective 1/17/2006
7551ANY         FutureGuard 6 - effective October, 2008
7551ANY Unisex  FutureGuard 6 - effective October, 2008


C)   Optional Benefits
Form Number     Policy Description
7460NY          Premium Credit (2%)
7470NY          Death Benefit Option (Highest Anniversary Value)
7512NY          Death Benefit Option (Highest Anniversary Value) effective
                1/16/2007
7595NY          Death Benefit Option (Highest Anniversary Value) effective
                4/6/2009

JNL NY Ace 2005 Treaty Schedule B-1 Amendment # 11

                                  SCHEDULE B-2

                Subaccounts Subject to this Reinsurance Agreement

------------------------------- ------------------------------------------------------------------------ -------------------------
Fund Name                       Comment                                                                  Product Availability
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
 JNL/AIM                        International  Growth  Fund Named  changed  from  JNL/Putnam             All
                                International  Equity  Fund on 5/2/05  and from  JNL/JPM
                                International Equity Fund on 12/3/2007
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/AIM Large Cap Growth Fund                                                                            All
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/AIM Global Real Estate Fund New 5/2/05, Name changed from JNL/AIM Real Estate Fund effective         All
                                10/6/2008
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/AIM Small Cap Growth Fund                                                                            All
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Capital                     Guardian  Global  Balanced  Fund Name  changed  from JNL/FMR             All
                                Balanced Fund effective  4/30/2007 and from JNL/FI  Balanced
                                Fund effective 12/3/2007
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Capital Guardian Global     Name changed from JNL/Select Global Growth Fund effective 12/3/2007      All
Diversified Research Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Capital Guardian            New 12/3/2007                                                            All
International Small Cap Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Capital Guardian U.S.       Name changed from JNL/Select Large Cap Growth Fund effective 12/3/2007   All
Growth Equity Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Credit Suisse Global        New 1/16/2007                                                            All
Natural Resources
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Credit Suisse Long/Short    New 1/16/2007                                                            All
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Eagle Core Equity Fund                                                                               All
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Eagle Small Cap Equity Fund                                                                          All
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Franklin Templeton Founding New 1/16/2007                                                            All
Strategy
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Franklin Templeton Global   New 1/16/2007                                                            All
Growth
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Franklin Templeton Income   New 5/1/2006                                                             All
Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Franklin Templeton Mutual   New 1/16/2007                                                            All
Shares
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Franklin Templeton Small    New 5/2/05                                                               All
Cap Value Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Goldman Sachs Core Plus     Name changed from JNL/Salomon  Brothers  Strategic Bond Fund             All
Bond Fund                       effective  5/1/2006,  from  JNL/Western  Strategic Bond Fund effective  1/16/2007,  and from JNL/Western  Asset Strategic
                                Bond Fund effective 4/30/2007.
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Goldman Sachs Emerging      New 10/6/2008                                                            All
Markets Debt Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Goldman Sachs Mid Cap Value New 5/2/05                                                               All
Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Goldman Sachs Short         New 5/1/2006                                                             All
Duration Bond Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL Institutional Alt 20 Fund   New 4/6/2009                                                             All
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL Institutional Alt 35 Fund   New 4/6/2009                                                             All
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL Institutional Alt 50 Fund   New 4/6/2009                                                             All
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL Institutional Alt 65 Fund   New 4/6/2009                                                             All
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/JPMorgan International                                                                               All
Value Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/JPMorgan Mid Cap Growth     Name  changed  from JNL/FMR  Capital  Growth Fund  effective             All
Fund                            5/1/2006,   from  JNL/FMR   Mid-Cap  Equity  Fund  effective
                                4/30/2007  and from JNL/FI  Mid-Cap  Equity  Fund  effective
                                12/3/2007.  Also,  the  JNL/Putnam  Midcap  Growth  Fund was
                                merged into this fund effective 12/3/2007.
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/ JPMorgan U.S. Government & Name changed from JNL/Salomon  Brothers U.S. Govt. & Quality             All
Quality Bond Fund               Bond Fund effective 5/1/2006,  from JNL/Western U.S. Govt. &
                                Quality Bond Fund effective 1/16/2007,  and from JNL/Western
                                Asset U.S. Govt. & Quality Bond Fund effective 4/30/2007.
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Lazard Emerging Markets     New 5/1/2006                                                             All
Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Lazard Mid Cap Equity Fund  Name changed from JNL/Lazard Mid Cap Value Fund effective 3/31/2008      All
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/M&G Global Basics Fund      New 10/6/2008                                                            All
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/M&G Global Leaders Fund     New 10/6/2008                                                            All
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management   New 4/30/2007                                                            All
10 x 10 Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management   Effective 5/1/2006, the JNY version was merged into the JNL version.     All
25 Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management                                                                            All
Bond Index Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management                                                                            All
Communications Sector Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management                                                                            All
Consumer Brands Sector Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management   Name changed from JNL/Mellon Capital Management Energy Sector Fund on    All
Oil & Gas Sector Fund           5/2/2005
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management   New 10/6/2008                                                            All
European 30 Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management                                                                            All
Financial Sector Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management                                                                            All
International Index Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management   New 4/30/2007                                                            All
Index 5 Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management   Effective 4/30/2007, the JNL/Mellon Capital Management Dowsm             All
JNL 5 Fund                      10 Fund , the JNL/Mellon Capital Management S&P(R) 10 Fund,
                                and the JNL/Mellon  Capital Management Global 15 Fund merged with this fund.
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management   New 5/1/2006                                                             All
JNL Optimized 5 Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management   Name changed from JNL/Mellon Capital Management                          All
Healthcare Sector Fund          Pharmaceutical/Healthcare Sector Fund on 5/2/05
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management   New 4/30/2007.                                                           All
NYSE(R) International 25 Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management   New 10/6/2008                                                            All
Pacific Rim 30 Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management   New 4/30/2007.                                                           All
S&P (R) SMid 60 Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management   New 5/1/2006                                                             All
S&P (R) 24 Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management                                                                            All
S&P 400 Mid Cap Index Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management   Effective   4/6/2009,   the  JNL/Mellon  Capital  Management             All
S&P 500 Index Fund              Enhanced  S&P 500 Stock  Index Fund was merged into this fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management   Effective 5/1/2006, the JNY version was merged into the JNL version.     All
Select Small-Cap Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management   Effective 4/6/2009, the JNL/Lazard Small Cap Equity Fund was merged      All
Small Cap Index Fund            into this fund.
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management                                                                            All
Technology Sector Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management   New 1/17/2006                                                            All
Dow SM Dividend
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management                                                                            All
VIP Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Mgmt Nasdaq  Name changed from JNL/Mellon Capital Nasdaq(R) 15 Fund effective         All
25(R) Fund                      12/3/2007
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Mgmt Value   Name changed from JNL/Mellon Capital Management Value Line(R) 25 Fund    All
Line 30(R) Fund                 effective 12/3/2007
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Oppenheimer Global Growth                                                                            All
Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/PAM Asia ex-Japan Fund      New 3/31/2008                                                            All
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/PAM China-India Fund        New 3/31/2008                                                            All
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/PIMCO Real Return           New 1/16/2007                                                            All
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/PIMCO Total Return Bond                                                                              All
Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/PPM America Core Equity     Name changed from JNL/Putnam Equity Fund effective 12/3/2007             All
Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/ PPM America High Yield     Name changed from JNL/Salomon  Brothers High Yield Bond Fund             All
Bond Fund                       effective  5/1/2006,  from  JNL/Western High Yield Bond Fund effective  1/16/2007,  and from JNL/Western Asset High Yield
                                Bond Fund effective 4/30/2007.
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/PPM America Mid-Cap Value   New 3/31/2008                                                            All
Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/PPM America Small Cap Value New 3/31/2008                                                            All
Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/PPM America Value Equity    Name changed from JNL/Putnam Value Equity Fund effective 1/16/2007       All
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Red Rocks Listed Private    New 10/6/2008                                                            All
Equity Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P Disciplined Moderate    New 1/16/2007                                                            All
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P Disciplined Moderate    New 1/16/2007                                                            All
Growth
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P Disciplined Growth      New 1/16/2007                                                            All
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P  Managed Growth Fund                                                                             All
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P Managed Aggressive                                                                               All
Growth Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P Managed Conservative                                                                             All
Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P Managed Moderate Fund                                                                            All
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P Managed Moderate Growth                                                                          All
Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P Retirement Income       New 1/17/2006                                                            All
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P Retirement 2015         New 1/17/2006                                                            All
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P Retirement 2020         New 1/17/2006                                                            All
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P Retirement 2025         New 1/17/2006                                                            All
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P Competitive Advantage   New 12/3/2007                                                            All
Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P Dividend Income &       New 12/3/2007                                                            All
Growth Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P Intrinsic Value Fund    New 12/3/2007                                                            All
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P Total Yield Fund        New 12/3/2007                                                            All
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P 4 Fund                  New 12/3/2007                                                            All
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Select Balanced Fund                                                                                 All
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Select Money Market Fund                                                                             All
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Select Value Fund                                                                                    All
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/T. Rowe Price Established   JNL/Alliance  Capital  Growth Fund was merged with this fund             All
Growth Fund                     5/2/05.  JNL/Alger  Growth Fund and  JNL/Oppenheimer  Growth
                                Fund were merged with this fund on 4/30/2007.
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/T. Rowe Price Mid-Cap                                                                                All
Growth Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/T. Rowe Price Value Fund
All
------------------------------- ------------------------------------------------------------------------ -------------------------
----------------------------------------------------------------------------------------------------------------------------------

JNL General Account
----------------------------------------------------------------------------------------------------------------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
Guaranteed Five Year Fixed                                                                               All but Perspective A
                                                                                                         Series and Advisors II
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
Guaranteed One Year Fixed                                                                                All but Advisors II
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
Guaranteed Seven Year Fixed                                                                              All but Perspective A
                                                                                                         Series and Advisors II
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
Guaranteed Three Year Fixed                                                                              All but Perspective A
                                                                                                         Series and Advisors II
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
12 Month DCA                                                                                             All
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
6 Month DCA                                                                                              All
------------------------------- ------------------------------------------------------------------------ -------------------------


JNL NY ACE 2005 Treaty Schedule B-2 Amendment #11